SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 28, 2011
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On April 28, 2011, AK Steel Corporation (the “Company”) entered into a new a $1.0 billion, five-year senior secured revolving credit facility (the “New Credit Facility”) pursuant to a Loan and Security Agreement with Bank of America, N.A., as Agent, JP Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, Citibank, N.A. and Deutsche Bank Securities Inc., as Co-Documentation Agents, Fifth Third Bank and PNC Bank, National Association, as Managing Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Co-Book Managers, and certain financial institutions, as lenders (the “Loan and Security Agreement”).  The New Credit Facility includes a $75.0 million swingline sublimit and a $300.0 million letter of credit sublimit. The Loan and Security Agreement also provides that, under certain circumstances, at the Company’s request the New Credit Facility’s revolving credit line may be increased by $300.0 million.  The Company will use borrowings under the New Credit Facility for general corporate purposes.

The Company’s obligations under the New Credit Facility will be secured by the Company’s inventory and accounts receivable and will be guaranteed by its parent company, AK Steel Holding Corporation (“AK Holding”).  Availability of borrowings under the New Credit Facility from time to time is subject to a borrowing base calculation based upon a valuation of the Company’s eligible inventories (including raw materials, finished and semi-finished goods, work-in-process inventory, and in-transit inventory) and eligible accounts receivable, each multiplied by an applicable advance rate.  In addition, availability of borrowings is reduced in an amount equal to the Company’s outstanding letters of credit.  Borrowings under the New Credit Facility will bear interest at a base rate or, at the Company’s option, LIBOR, plus an additional interest rate percentage that is determined by the average daily availability of borrowings under the New Credit Facility.  This additional interest rate percentage ranges (i) from 0.75% to 1.50% per annum in the case of base rate borrowings, and (ii) from 1.75% 2.50% to per annum in the case of LIBOR borrowings.  In addition, the Company will pay a commitment fee on the undrawn commitments under the New Credit Facility from time to time according to the average daily balance of borrowings (which balance also will include outstanding letters of credit) under the New Credit Facility during any month.  This commitment fee on the undrawn commitments applies (i) at a rate of 0.50% per annum, if such average daily balance of borrowings is equal to or less than $500.0 million, and (ii) at a rate of 0.37%  per annum, if such average daily balance of borrowings exceeds $500.0 million. The New Credit Facility contains representations and warranties, affirmative and restrictive covenants, and events of default (applicable to the Company, AK Holding and its subsidiaries) that are customary for credit agreements of this type.

As of April 28, 2011, the Company has outstanding borrowings under the New Credit Facility of $200.0 million and outstanding letters of credit totaling approximately $155.2 million.

The foregoing description does not constitute a complete summary of the New Credit Facility and is qualified by reference in its entirety to the full text of the New Credit Facility, a copy which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the entry by the Company into the New Credit Facility described in Item 1.01 above, on April 28, 2011, the Company terminated its $850.0 million, senior secured revolving credit facility under  a Loan and Security Agreement dated as of February 20, 2007, with Bank of America, N.A., as Administrative and Collateral Agent, Wachovia Capital Finance Corporation (Central), as Syndication Agent, General Electric Capital Corporation, JPMorgan Chase Bank, N.A., and Fifth Third Bank, as Co-Documentation Agents, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, and certain financial institutions, as lenders (the “Replaced Credit Facility”).  All outstanding amounts under the Replaced Credit Facility were repaid in full using proceeds of the New Credit Facility.  The foregoing description of the Replaced Credit Agreement does not constitute a complete summary and is qualified by reference in its entirety to the full text of the Replaced Credit Facility, a copy which was filed as Exhibit 10.1 to AK Holding’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on November 1, 2010, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures required by this Item 2.03 are contained in Item 1.01, above, and are incorporated as if fully restated herein.

Item 7.01	Regulation FD Disclosure.

AK Holding is hereby furnishing the following information under Regulation FD:

On April 28, 2011, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that it had entered into the New Credit Facility, summarizing some of the significant terms of the New Credit Facility, and providing that it will be used for general corporate purposes.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

10.1
Loan and Security Agreement dated as of April, 28, 2011, among AK Steel, as Borrower, Certain Financial Institutions, as Lenders, Bank of America, N.A., as Agent, JP Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, Citibank, N.A. and Deutsche Bank Securities Inc., as Co-Documentation Agents, Fifth Third Bank and PNC Bank, National Association, as Managing Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Co-Book Managers

99.1	Press Release issued on April 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: April 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1
Loan and Security Agreement dated as of April, 28, 2011, among AK Steel, as Borrower, Certain Financial Institutions, as Lenders, Bank of America, N.A., as Agent, JP Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, Citibank, N.A. and Deutsche Bank Securities Inc., as Co-Documentation Agents, Fifth Third Bank and PNC Bank, National Association, as Managing Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Co-Book Managers

99.1	Press Release issued on April 28, 2011